DUPLICATE or COUNTERPART
Original Stamped with
$ 2100-

STAMP DUTY 48 29.10.08 48 HONG KONG

HONG KONG 00005.00 STAMP DUTY PAID

THIS AGREEMENT made the 27th day of October Two Thousand And Eight

BETWEEN SMARTWAY INVESTMENT DEVELOPMENT LIMITED BR No.: 37700479 whose registered office is situate at Unit 2, 4/F, Liven House, 61-63 King Yip Street, Kwun Tong, Kowloon (hereinafter called "the Landlord" which expression shall where the context admits include its successors in title and assigns) of the first part and HOME TOUCH LIMITED BR No.: 34766111 whose registered office is situate at Flat/Room 101, 1/F, Stanhope House, 734 King's Road, Hong Kong (hereinafter called "the Tenant") of the second part and YAU WAI HKID No.: H383744(2) of Flat F, 14/F, Newton Harbour View II, 2 Shaukeiwan Main St E, Shau Kei Wan, Hong Kong (hereinafter called "the Guarantor") of the third part.

NOW IT IS HEREBY AGREED as follows:-

1. The Landlord shall let and the Tenant shall take a portion of building situate at Liven House, 61-63 King Yip Street, Kwun Tong, Kowloon, Hong Kong (hereinafter called "the said building") which said portion consists of Room 703, 705 and 706 on 7th Floor (hereinafter called "the said premises") TOGETHER with the right in common with the Landlord and the tenants of the units in the said building and all others having the like right to use such entrance halls staircase landing installed at the said building for the purpose only of access to and egress from the said premises EXCEPT insofar as the Landlord and/or the management of the building may from time to time restrict such use for a term of THREE YEAR(S) commencing from the 27th day of October 2008 and expiring on the 26th day of October 2011 (both days inclusive) (hereinafter called "Rental Period") at a rent of HONG KONG DOLLARS THIRTY FIVE THOUSAND ONLY (HK$35,000.00) per calendar month inclusive of rates and government rents and management fees to be paid monthly in advance without any deduction and without any set off (whether legal or equitable) whatsoever on the 1st day of each and every calendar month (hereinafter called "monthly rental payment date") by cheque in favour of SMARTWAY INVESTMENT DEVELOPMENT LIMITED. The first of such payment to be made on signing of this Agreement.

2. The Tenant to the intent that the obligations hereunder shall continue throughout the said term hereby agrees with the Landlord as follows:

(a) To pay the said rent on the days and in manner hereinbefore provided for payment thereof.

(b) To pay and discharge all charges for water, gas, electricity, telephone and other outgoings of whatsoever nature in respect of the said premises save and except such charges and expenses payable by the Landlord as mentioned in Clause 3(a) hereto.

(c) To use the said premises only for INDUSTRIAL purpose.

(d) To keep all the interior of the said premises in good, proper, clean and tenantable repair and condition and properly preserved and painted so to maintain the same at the expense of the Tenant and to deliver up vacant possession of the same to the Landlord at the expiration or sooner determination of the term in a good, proper, clean and tenantable repair and condition to the Landlord. In particular, but without in any way limiting the foregoing the Tenant agrees:-

(i) To keep the said premises in good, proper, clean and tenantable repair and condition and clear up all debris and rubbish within the surroundings of the said premises in accordance with the Regulations or by-laws of all Public Health and other Government Authorities concerned.

(ii) To be wholly responsible for any loss, damage or injury caused to any other person whomsoever directly or indirectly through the defective or damaged condition or any part of the interior of the said premises and to make good the same by payment or otherwise and to indemnify the Landlord against all actions, proceedings, claims and demands made upon the Landlord in respect of any such loss, damages or injury and all costs and expenses incidental thereto.

(e) Subject to Clause 2(d), to permit the Landlord, its agents, servants, employees, contractors, licensees and/or workmen at all reasonable times by prior written appointment to enter and view the state of repair of the said premises and to carry out any such necessary works or repairs on the internal structural parts of the Premises as the Landlord thinks fit and, during the last two months immediately preceding the expiration or sooner determination of the said term, to show the said premises to prospective tenants or purchasers.

(f) On receipt of written notice from the Landlord or its authorized representatives specifying any works or repairs required to be done by the Tenant forthwith to put in hand and execute the same PROVIDED ALWAYS that if the Tenant shall not within a reasonable period of time after service of such notice commence and proceed diligently with the execution of the repairs and works, the Landlord will execute the necessary repairs and works and the costs thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

(g) Without the prior written consent of the Landlord, not to make or permit or suffer to be made alterations in or additions to the electrical wiring and installations or to install or permit or suffer to be installed any equipment, apparatus or machinery which imposes a weight on any part of the flooring in excess of that for which it is designed or which requires any additional electrical main wiring or which consumes electricity not metered through the Tenant's separate meter.

(h) Without the prior written consent of the Landlord, not allow to make any other structural or non-structural alterations to the said premises and not to erect install or alter any fixtures partitions or other erections or installations in the said premises or any part thereof. If the Tenant has having obtained the prior approval of the Landlord put up such fixtures, partitions or other erections, the Tenant shall before the expiration or sooner determination of this Agreement restore the said premises to their original condition and make good all damage caused or occasioned by the erection or removal of such fixtures, partitions or other erections to the satisfaction of the Landlord. Any application to comply with any condition imposed by government authority should be at Tenant's regulatory, statutory or own time and expense.

(i) Not to cut, maim, injure or permit or suffer to be cut, maimed, injured any doors, windows, walls, beams, structural members, water proofing membrane/materials or any part of the fabric of the said premises nor any of the plumbing or sanitary apparatus or installations included therein save for the insertion of any picture pins, hooks or the like in the said premises.

(j) Not to use or permit or suffer the said premises or any part thereof to be used as sleeping quarter or as domestic premises within the meaning of any Landlord and Tenant Ordinance or similar legislation for the time being in force nor to allow any person to remain in the said premises overnight PROVIDED that with the previous written consent of the Landlord but not otherwise, the Tenant shall be

entitled to permit not more than one watchman to remain in the said premises during the night to guard the contents thereof.

(k) Not to cause or permit any offensive or unusual odours to be produced upon permeate through or emanate from the said premises.

(l) Not to use or permit or suffer the said premises to be used of the purpose of the manufacture of goods and merchandise or for the storage of goods and merchandise other than those reasonably required in connection with the Tenant's business carried on therein.

(m) Not to produce or permit or suffer to be produced any music or noise (including sound produced by broadcasting or any apparatus or equipment capable of producing, reproducing, receiving or recording sound) so as to be a nuisance or annoyance to occupiers of other premises in the said building.

(n) Not to do or permit or suffer to be done any act or thing which may be or become a nuisance or annoyance to the Landlord or to the other tenants or occupiers in the said building or in any adjoining or neighbouring building.

(o) Not to do or permit or suffer to be done any act, deed, matter or thing whatsoever which amounts to a breach of any of the terms and conditions under which the said Lot is held from the Government or whereby any insurance on the said premises against loss or damage by the fire and/or claims by third party for the time being in force may be rendered void or voidable or whereby the premium thereon may be increased Provided that if as the result of any act, deed, matter or thing done permitted or suffered by the Tenant, the premium on any such policy of insurance shall be increased, the Landlord shall be entitled to demand payment by the Tenant of the increased premium and impose such other terms and conditions as the Landlord may, at their discretion, think fit.

(p) Not to keep or permit or suffer to be kept or stored in the said premises any arms, ammunition, gun-powder, salt-petre, petrol, kerosene or other explosive or combustible substance or hazardous goods.

(q) Not to use or permit or suffer the said premises or any part thereof for political meeting or gathering.

(r) Not to use the said premises or any part or parts thereof as a funeral parlour, coffin shop, temple or Buddhist hall or as a boarding house, apartment house, dancing hall, night club, music hall in the said premises or any part or parts thereof.

(s) Not to carry on in the said premises or any part or parts thereof any business or trade of or in connection with massage, sauna bath, social escorts, health club or centre or Chinese acupuncture.

(t) Not to use or permit or suffer the said premises or any part thereof or allow the same to be used as a common gambling house or casino or to be used for any illegal or immoral purpose.

(u) Not to affix or display or permit or suffer to be affixed or displayed within or outside the said premises any signboard, sign, decoration, advertisement or other device (hereinafter called "the Sign") without the previous written consent of the Landlord. The Tenant will have to be responsible for:-

(i) The repairs and maintenance of the Sign and the wall where the Sign is attached;

(ii) Insuring against all damages to the said premises and the neighbouring premises and all third party risks arising from the erection of the Sign by the Tenant;

(iii) All losses and damage and will indemnify the Landlord against all claims, demands, proceedings, costs and charges whatsoever arising out of the erection and display of the Sign; and

(iv) Payment of all costs and expenses to be incurred in the erection and all rates, taxes and other outgoings in connection with the Sign;

(v) The cost and expense for removal of the Sign and making good the affected area(s) upon expiration or sooner determination of this Agreement.

The Landlord shall have the right to remove upon serving written notice to the Tenant and at the cost and expense of the Tenant any signboard, sign, decoration or thing which shall have been affixed put up or displayed without the prior written approval of the Landlord and to make good the area after removal at the Tenant's own cost and expenses.

(v) Not to encumber or obstruct or permit to be encumbered or obstructed with any boxes, packaging or other obstruction of any kind or nature any of the entrances,

exits, staircases, landings, passages, or other parts of the said building in common use or of the pavement and not to leave rubbish or any other article or thing in the pavement or any part of the said building not in the exclusive occupation of the Tenant.

(w) Not to lay install affix or attach any wiring, cables or other article or thing in or upon any of the entrances, staircases, landings, passageways, pavement or other public areas.

(x) Not to assign, underlet, part with the possession of, or transfer the said premises or any part thereof or any interest therein, nor permit or suffer any arrangement or transaction whereby any person who is not a party to this Agreement obtains the use, possession occupation or enjoyment of the said premises or any part thereof irrespective of whether any rental or other consideration is given therefor. The Tenancy shall be personal to the Tenant named in this Agreement and without in any way limiting the generality of the foregoing, the following acts and events shall, unless approved in writing by the Landlord (which approval the Landlord may give or withhold at its discretion without assigning any reason therefor), be deemed to be breaches of this Clause :-

(i) In the case of a tenant which is a partnership, the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise.

(ii) In the case of a tenant who is an individual (including a sole surviving partner of a partnership Tenant) the death, insanity or other disability of that individual, to the intent that no right to use, possess, occupy or enjoy the said premises or any part thereof shall vest in the executors, administrators, personal representatives, next of kin, trustee or committee of any such individual.

(iii) In the case of a corporation, any voluntary liquidation (save for the purpose of amalgamation or reconstruction).

(iv) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use, possess, occupy or enjoy the said premises or any part thereof or does in fact use, possess, occupy or enjoy the same.

(y) To apply at the Tenant's own costs to the appropriate authority private or public including but not limited to Public Works Department, Urban Services

Department, Fire Services Department, Labour Department, Electricity Company, Gas Company, Water Authority or any other authority for license permission or consent if necessary for such business to be operated by the Tenant or for anything to be done in connection therewith and to vacate such license permission or consent upon expiration or sooner determination of this Agreement.

(z) To observe and perform and not to contravene any of the covenants conditions contained in the Deed of Mutual Covenant or other Deed or Management Agreement, if any, affecting the said premises or any other regulations, rules, terms or conditions imposed by the Incorporated Owners or Management Agent, if any, of the said building.

(aa) To obey and comply with and to indemnify the Landlord against the breach by the Tenant of any Ordinances, regulations, by-laws, rules, notices and requirements of any Governmental or other competent authority relating to the conduct and carrying on of the Tenant's business on the said premises or to any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant.

(bb) Not to do or cause to be done any act or thing whatsoever in contravention of the covenants and provisions contained in the Government Lease or any other document under which the said premises are held from the Government and shall not at any time during the said term permit the said premises or any part thereof to be used in any way entailing a fine, forfeiture, penalty or premium against the Landlord under the provision of the Government Lease or the law in force in The Government of the Hong Kong Special Administrative Region.

(cc) To pay to the Landlord on demand all costs and expenses incurred by the Landlord in cleansing or clearing any of the plumbing apparatus choked or stopped up owing to the careless improper use or neglect by the Tenant or any employee agent or licensee of the Tenant.

(dd) To take all precautions to protect the interior part of the said premises against damage by storm or rain or typhoon or the like.

(ee) Not to keep or permit or suffer to be kept any animals, birds, pets or livestocks of any description or any smelly or filthy goods or articles inside the said premises

and to take all such steps and precautions to prevent the said premises or any part thereof from becoming infested by termites, whiteants, rats, mice, roaches or any other pests or vermin.

(ff) To be responsible to the Landlord for the acts, neglects and defaults of all contractors, employee, servants, agents and licensees of the Tenant as if they were the acts, neglects, failure to act and defaults of the Tenant himself and for the purposes of this Agreement "licensee" shall include any person present in, using or visiting the said premises with the consent of the Tenant express or implied.

(gg) At all times hereafter to indemnify and keep indemnified the Landlord against all actions, proceedings, claims, demands, costs, damages and expenses which may be levied, brought or made against the Landlord or which the Landlord may pay, sustain or incur by reason of any act, default, failure to act, negligence or omission of the Tenant, its servants, agents or licensees.

(hh) To forthwith notify the Landlord in writing of any notices served by any competent authority concerning the said premises upon the Tenant's receipt of the same.

(ii) Quietly to yield up the said premises to the Landlord at the expiration or sooner determination of this Agreement in good, proper, clean and tenantable repair and condition with the fixtures and fittings therein including all doors windows and electric wiring installations and internal decorations PROVIDED THAT all other property fixtures and fittings and additions therein and thereto of the Tenant shall if so required by the Landlord be removed by and at the expense of the Tenant at the expiration or sooner determination of this Agreement and in such event the Tenant shall make good all damage caused by such removal AND thereupon to surrender to the Landlord all keys received on the signing of this Agreement or all keys giving access to all parts of the said premises. If the Tenant delivers the said premises which are not in clean condition for Landlord' vacant occupation, the Tenant hereby authorizes the Landlord to debit the reasonable sum from the Tenant's deposit for cleaning charges.

3. THE LANDLORD HEREBY AGREES WITH THE TENANT as follows

(a) To pay the Property Tax in respect of the said premises during the said term of tenancy.

(b) That the Tenant paying the rent hereby agreed to be paid on the days and in manner herein provided for payment of the same and observing and performing the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed shall peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming under or in trust for the Landlord.

4. IT IS HEREBY FURTHER EXPRESSLY AGREED AND DECLARED as follows:-

(a) If the rent hereby agreed to be paid or any part thereof shall be unpaid for 7 days after the same shall become payable (whether legally or formally demanded or not) or if the Tenant shall fail or neglect to observe or perform any of the agreements, stipulations or conditions herein contained and on the Tenant's part to be observed and performed or if the Tenant shall become bankrupt or if the Tenant shall otherwise become insolvent or make any composition or arrangement with creditors or shall suffer any execution to be levied on the said premises, then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on the said premises or any part thereof in the name of the whole whereupon this Agreement shall absolutely cease and determine AND the deposit paid hereunder shall be absolutely forfeited to the Landlord but without prejudice to any right of action by the Landlord in respect of any outstanding breach or non-observance or non-performance of any of the agreements, obligations, stipulations or conditions herein contained and on the Tenant's part to be observed and performed. All costs and expenses incurred by the Landlord in demanding payment of the rent and other charges aforesaid (if the Landlord elects to demand) or the extent of any loss to the landlord arising out of this Clause shall be paid by the Tenant and shall be recoverable from the Tenant as a debt or be deductible by the Landlord from any deposit held by the Landlord hereunder.

(b) Notwithstanding anything hereinbefore contained if the Tenant shall fail to pay the rent or any sums payable hereunder or any part thereof on the days and in the manner hereinbefore stipulated, the Landlord shall be entitled (but without prejudice to any other entitlement and right of the Landlord may possess) to recover from the Tenant court fees and charges incurred by the Landlord in the course of recovering the said rent or sums payable or any part thereof.

(c) A written notice served by the Landlord on the Tenant in manner hereinafter mentioned to the effect that the Landlord thereby exercises the power of re-entry herein contained shall be a full and sufficient exercise of such power without actual entry on the part of the Landlord.

(d) Acceptance of rent by the Landlord shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements, obligations, stipulations and conditions herein contained and on the Tenant's part to be observed and performed.

(e) The Landlord shall not be in any way liable to the Tenant, its employees, servants, agents, licensees, invitees or to any person or persons claiming any right title or interest under the Tenant for any accident, damage, injury or loss which may be sustained by the Tenant or by any such person or persons as aforesaid on account of the defective or damaged condition of the said premises or of the Landlord's fixtures, fittings, partitions and erections therein or any part thereof nor shall the rent abate or cease to be payable on account thereof.

(f) The Landlord shall not be under any liability to Tenant, its employees, servants, agents, licensees, invitees or to any other persons whomsoever in respect of any accident, damage, injury or all other loss (personal or property) sustained by the Tenant or any such other person or persons as aforesaid caused by theft, burglary, robbery, fire, whiteants, typhoon, Acts of God or by the tenants in acting contrary to any of the Building Regulations (for the purpose of clarification, it is hereby agreed that compliance with the Building Regulations does not constitute the acceptance of liability by the Landlord) or by the act, default or negligence of the Landlord's contractors, servants or agents in the course of their employment or by the defective or damaged condition of the said premises or the said building or any part thereof, or by any cause beyond the control of the Landlord or through or in any way owing to the overflow of water or leakage of electric current from the water pipes or electric wiring or cable situated upon or in any way connected with said premises or the said building or the escape of fumes smoke fire or any other substances or thing originating from anyway within the said premises or the said building or through or in any way owing to any defect or breakdown of electric power water supplies or any other system installation equipment apparatus such as the fire protection system or services or facilities provided in the said premises or the said building nor shall the rent abate or cease to be

payable on account thereof.

(g) The Tenant shall fully and effectually indemnify the Landlord from and against all proceedings actions claims and demand made against the landlord by any person in respect of any loss, damage or injury caused by or through or in any way owing to the spread of fire, the overflow of water or the escape of any substance or anything originating from the said premises or owing to the act, neglect or default of the Tenant, his employees servants agents or licensees or to the defective or damaged condition of the said premises or any fixtures, fittings, partitions, erections or signs and against all costs and expenses incurred by the Landlord in respect of any such claim or demand.

(h) If the said premises shall be destroyed or so damaged by fire, typhoon, Act of God or Force Majeure beyond the control of the Landlord (not attributable to the act or default of the Tenant) as to be rendered unfit for use and occupation and becoming subject to closure order, then the rent hereby agreed to be paid or a part thereof proportionate to the damage sustained shall immediately upon the occurrence of the aforesaid calamity or order cease to be payable until the said premises shall have been restored or reinstated PROVIDED ALWAYS that the Landlord shall be under no obligation to repair or reinstate the said premises if, in its opinion, it is not reasonable economical or practicable so to do AND the Tenant shall not claim against the Landlord for damages compensation or otherwise in such event AND the date of expiration of the term hereby granted shall not be postponed PROVIDED FURTHER that if the Landlord shall not proceed to reinstate the said premises so damaged as aforesaid within One (1) month of the date of occurrence of such damage of destruction then either the Landlord or the Tenant shall be entitled to terminate this Agreement on giving written notice thereof to the other but such determination shall not prejudice the Landlord's rights and remedies in respect of rent or any outstanding breaches of covenant by the Tenant or ~~to~~ the obligation of the Landlord to return the deposit to the Tenant in accordance with Clause 5(a) hereof.

(i) The Landlord shall not in any circumstances be liable to the Tenant for any defect in or breakdown of any system, installation, equipment or apparatus in the said premises or the said building nor shall the rent abate or cease to be payable on account thereof.

(j) The Landlord shall not be in any way liable to the Tenant in respect of any

demolition order or the like from the authorities concerned for any illegal structure within the said premises. The Tenant shall indemnify the Landlord against all actions, proceedings, claims and demands made upon the Landlord in respect of any loss or damage and all costs and expenses incidental thereto in the event the cause of which is attributable to the act or default of the Tenant.

(k) The Landlord does not warrant that the said premises are suitable for the operation of the trade or business of the Tenant and the Tenant shall indemnify the Landlord against all proceedings, action, claims and demands made against the Landlord by any person, organization governmental authority prohibiting the user of the said premises for the trade or business for the time being carried on by the Tenant.

(l) For the purpose of these presents any act, default, neglect or omission of any employee, servant, agent or licensee of the Tenant shall be deemed to be the act, default, neglect or omission of the Tenant.

(m) For the purposes of the Landlord and Tenant (Consolidation) Ordinance (Chapter 7) and of these presents, the rent payable in respect of the said premises shall be and be deemed to be in arrears if not paid in advance at the times and in manner hereinbefore provided for payment thereof.

(n) No condoning, excusing or overlooking by the Landlord of any default, breach, non-observance or non-performance by the Tenant at any time or times of any of the Tenant's obligations herein contained, shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance, or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach, and no waiver by the Landlord shall be inferred from, or implied by, anything done or omitted by the Landlord unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly provided.

(o) Any notice required to be served hereunder shall, if to be served on the Tenant,

be sufficiently served if addressed to the Tenant and sent by prepaid post to or delivered at the said premises or the Tenant's registered office or last known place of business and, if to be served on the Landlord, shall be sufficiently served if addressed to the Landlord and sent by prepaid post to or delivered at the Landlord's registered office or last known place. Any notice sent by post by the Landlord to the Tenant shall be deemed to have been received by the Tenant on the day on which it ought in due course of post to have been delivered notwithstanding that the same may subsequently be returned to the Landlord marked "moved", "undelivered", "unclaimed" or for any other reasons whatsoever.

(p) Each party hereto shall pay its own legal costs and expenses of and incidental to the preparation, approval and completion of this Agreement.

(q) All stamp duty and registration fee (if any) payable on this Agreement and its counterpart shall be borne by the parties hereto in equal shares.

(r) If at any time during the continuance of this Agreement the competent authorities shall condemn the said premises as dangerous structure and it shall be pulled down or shall make a demolition order which shall become operative in respect of the said premises under their powers the tenancy hereby created shall cease as from the commencement of the pulling down of the said premises and upon such an event the Tenant shall be entitled to a refund of deposit subject to the terms and conditions herein contained but shall not be entitled to any compensation for such earlier determination.

(s) The parties hereto hereby declare that no premium, key money or other money of the similar nature has ever been paid by the Tenant or any person or persons for and on behalf of the Tenant to the Landlord for the grant of this Agreement.

(t) It is agreed that the rent is exclusive of all the fixtures, fittings, erections, false ceiling, lighting system and air-conditioning system which are handed over to the Tenant in normal working condition at the commencement of this Agreement and are free for use for the Tenant till the end of this Agreement. The Tenant shall return the same or any other additions as erected from time to time in normal working condition and tenantable condition at the expiration or sooner determination of this Agreement to the satisfaction of the Landlord. The Landlord shall not be responsible for the arrangement of and any charges incurred by the

maintenance/repairing work for the items which are free for use as mentioned above during the rental period. All costs and expenses of the said maintenance/repairing work to put the free for use items back to their normal working condition shall be paid by the Tenant and shall be recoverable from the Tenant as a debt or be deductible by the Landlord from any deposit held by the Landlord hereunder.

(u) The Tenant shall pay the rent, charges for water, electricity, telephone, gas (if any) and all other outgoings of whatsoever nature as mentioned in Clauses 1, 2(a) and 2(b) and hereto even if there is any defects or malfunction of any provision in the said premises including fan coil units, air-conditioner, air-conditioning system, false ceiling, lighting, lighting system etc.

(v) Unless the context otherwise requires, words herein importing the masculine gender shall include the feminine and neuter and words herein in the singular shall include the plural and vice versa.

5(a) The Tenant shall on or before signing hereof deposit with the Landlord the sum of HONG KONG DOLLARS SEVENTY THOUSAND ONLY (HK$70,000.00) to secure the due observance and performance by the Tenant of the agreements, stipulations and conditions herein contained and on the Tenant's part to be observed and performed. The Deposit shall be retained by the Landlord throughout the said term free of any interest to the Tenant and in the event of any breach or non-observance or non-performance by the Tenant of any of the said agreements, stipulations or conditions aforesaid, the Landlord shall be entitled to terminate this Agreement and to forfeit the Deposit absolutely but without prejudice to the Landlord's right to claim from the Tenant damages or monetary loss which the Landlord may incur as a result of such non-observance or non-performance by the Tenant. Notwithstanding the foregoing, the Landlord may in any such event at its option elect not to terminate this Agreement and forfeit the Deposit but to deduct therefrom the amount of any monetary loss incurred by the Landlord in consequence of the breach, non-observance or non-performance by the Tenant in which event the Tenant shall as a condition precedent to the continuation of the tenancy deposit with the Landlord the amount so deducted and if the Tenant shall fail so to do, the Landlord shall forthwith be entitled to re-enter on the said premises and to determine this Agreement, forfeit the Deposit and claim further loss and damages as hereinbefore provided.

(b) The Landlord may transfer the Deposit upon the sale of the said premises to the Purchaser in which event such Purchaser alone shall be responsible for the refund of the Deposit to the Tenant and the Tenant shall thereafter have no claim against the Landlord for the refund of the Deposit on the expiration of the Tenancy.

(c) In no event shall the Tenant be entitled to treat the Deposit as payment of rent.

(d) Subject as aforesaid, the Deposit shall be refunded to the Tenant by the Landlord without interest within Thirty (30) days after the expiration or sooner determination of this Agreement and the delivery of vacant possession of the said premises to the satisfaction of the Landlord and full settlement of utility charges and expenses incurred by the Tenant up to the vacant delivery or within Thirty (30) days of the settlement of the last outstanding claim by the Landlord against the Tenant in respect of any breach, non-observance or non-performance of any of the agreements, stipulations or conditions herein contained and on the part of the Tenant to be observed and performed, whichever is the later.

6(a) It is hereby agreed that the Tenant shall be the company to operate/carry on business at the said premises and that the name of the Tenant shall be displayed clearly at a conspicuous place outside the said premises.

(b) Any name of the company other than the name of the Tenant displayed outside the said premises or any company operating/carrying on business at the said premises other than the Tenant itself without the Landlord's prior approval and written consent to such effect shall be in breach of the whole of this Agreement and the Landlord shall be entitled to forfeit all the Deposit held and immediate termination of this Agreement without notice and immediate demand of THIRTY SIX (36) months' rentals or any unpaid portion thereof whether or not the THIRTY SIX (36) months' rental period consumed or not.

7. A sum of HK$35,000.00 being an advance payment of one month's rental, shall be payable to the Landlord on or before signing of this Agreement.

8. It is hereby expressly agreed that the Tenant shall be entitled to rent-free periods commencing from 27th October 2008 to 10th November 2008 (both days inclusive) and commencing from 12th October 2011 to 26th October 2011 (both days inclusive) PROVIDED that the Tenant shall bear and pay all charges

for water, electricity, telephone, gas (if any) and all other outgoings of whatsoever nature payable by the Tenant hereunder during the said rent-free periods.

9. The Tenant shall not terminate this Agreement until THIRTY SIX (36) months after the commencement date of the Rental Period. The Tenant's breach of this Clause will entitle the Landlord to forfeit all the Deposit held and immediate demand of THIRTY SIX (36) months' rentals or any unpaid portion thereof whether or not the THIRTY SIX (36) months' rental period consumed or not.

10. In consideration of the Landlord agreeing to let the Premises to the Tenant, the Guarantor hereby irrevocably and unconditionally guarantees to the Landlord the due and punctual performance of each and every obligation (including payment of each and every rent) which from time to time falls due to be performed by the Tenant under this Agreement and which is not performed on the due date, and accordingly the Guarantor undertakes to perform any such obligation on demand.

11. The Guarantor agrees to pay the rents immediately on written demand from the Landlord when they have become due and payable by the Tenant. Once a demand is made, the Guarantor is liable to pay the rents at any time outstanding.

12. The Guarantor agrees to pay the expenses incurred by the Landlord for demanding payment of the rents immediately when the Landlord demands payment of them.

AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED BY PONG YUK PING)
For and on behalf of the Landlord in the)
presence of:)

駿富投資發展有限公司 物業管理 PROPERTY MANAGEMENT SMARTWAY INVESTMENT DEVELOPMENT LIMITED

SIGNED BY Yau Wai H383744(2))
For and on behalf of the Tenant in the)
presence of:)

For and on behalf of
HOME TOUCH LIMITED
Authorized Signature

SIGNED BY Yau Wai H383744(2))
the Guarantor in the presence of:)
Lin Yiu So
V049547(6)

RECEIVED of and from the Tenant the sum of)
HONG KONG DOLLARS)
SEVENTY THOUSAND ONLY)
being the Deposit abovementioned)
on or before signing hereof)

駿富投資發展有限公司 物業管理 PROPERTY MANAGEMENT SMARTWAY INVESTMENT DEVELOPMENT LIMITED

HK$70,000.00

RECEIVED of and from the Tenant the sum of)
HONG KONG DOLLARS)
THIRTY FIVE THOUSAND ONLY)
being the advance payment abovementioned)
on or before signing hereof)

駿富投資發展有限公司 物業管理 PROPERTY MANAGEMENT SMARTWAY INVESTMENT DEVELOPMENT LIMITED

HK$35,000.00

ELECTRIC APPLIANCES LIST of Rooms 703, 705 and 706 on 7th Floor, Liven House, 61-63 King Yip Street, Kwun Tong, Kowloon

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Description	Quantity
1. Air-conditioner (Window-type)	✓
2. Air-conditioner (Split-type)	TWELVE
3. Air-conditioner Remote Control	TWELVE
4. Ventilation Fan	THREE

KEYS LIST of Rooms 703, 705 and 706 on 7th Floor, Liven House, 61-63 King Yip Street, Kwun Tong, Kowloon

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Description	Quantity
1. Door	EIGHTEEN
2. Post Box	THREE

Total: 21 Pieces